Exhibit 10.29

AMENDMENT THREE TO THE

GENUINE PARTS COMPANY

SUPPLEMENTAL RETIREMENT PLAN

(as Amended and Restated Effective as of January 1, 2009)

This Amendment to the Genuine Parts Company Supplemental Retirement Plan is adopted by Genuine Parts Company (the “Company”), effective as of the date set forth herein.

W I T N E S S E T H:

WHEREAS, the Company maintains The Genuine Parts Company Supplemental Retirement Plan (the “Plan”), and such Plan is currently in effect;

WHEREAS, the Company desires to amend the Plan; and

WHEREAS, pursuant to Section 12.08 of the Plan, the Company has reserved the right to amend the Plan through action of the Pension and Benefits Committee;

NOW, THEREFORE, BE IT RESOLVED that the Plan is hereby amended as follows effective at midnight on December 31, 2013 (i.e., immediately prior to January 1, 2014):

1.

The following new paragraphs are added to the end of Section 1.01 as follows:

“Effective at midnight on December 31, 2013 (i.e., immediately prior to January 1, 2014), benefit accruals in the Pension Plan (as defined in Section 1.02) are frozen for all participants and no additional Credited Service will be earned under the Pension Plan after December 31, 2013 (if not frozen at an earlier date for certain Key Employees and Key Participants pursuant to the terms of the Pension Plan). Accordingly, the Accrued Benefits of all Key Employees and Key Participants under the Pension Plan will be frozen as of midnight on December 31, 2013. The foregoing is referred to in this Plan as the “Pension Plan Freeze.”

As a result of the Pension Plan Freeze, the benefit formula in this Plan is changing effective January 1, 2014 for some Key Employees. The benefit formula for Key Participants is not changing and will remain the same following the Pension Plan Freeze (assuming the Plan is not subsequently amended), with the frozen Accrued Benefit under the Pension Plan reflected as an offset in the benefit formula.

In this Plan, new provisions resulting from the Pension Plan Freeze are identified. These new provisions supersede other conflicting terms in the Plan.”

2.

A new paragraph is added to the end of Section 1.02 as follows:

“Because of the Pension Plan Freeze, Credited Service, Earnings, Average Earnings and Anticipated Social Security Benefits will be frozen under the Pension Plan. As described later in this Plan, the Plan assumes Earnings and Credited Service, for example, will continue to be recognized under this Plan even though Earnings and Credited Service are frozen under the Pension Plan.”

3.

Article Two is amended as follows:

In Section 2.01:

The words “or in the following paragraph” have been added after the words “Except as provided in Section 2.03” in the third sentence.

Two new paragraphs have been added to the end of Section 2.01 as follows:

“Impact of Pension Plan Freeze. (Move From Part A Formula to Part B Formula). As a result of the Pension Plan Freeze, effective January 1, 2014, certain Key Employees will move from the Part A Formula to the Part B Formula. The Key Employees who will move to the Part B Formula are those whose benefits through December 31, 2013 were accrued under the benefit formula set forth in Section 5.02 (i.e., Rule of 70 Employees who elected Option Two in the Pension Plan or who were not Rule of 70 Employees). For convenience in this Plan, this group of Key Employees will be referred to as “Non-Rule of 70 Key Employees” (or “NR70 Key Employees” for short).

Other Key Employees whose benefits through December 31, 2013 were accrued under the benefit formula set forth in Section 5.01 (i.e., Rule of 70 Employees who elected Option One in the Pension Plan) will continue to accrue benefits under the Part A Formula; however, the benefit payable to this group of Key Employees from the Pension Plan that is subtracted under the Part A Formula will be determined as if the Pension Plan were not frozen. For convenience in this Plan, this group of Key Employees will be referred to as “Rule of 70 Key Employees” (or “R70 Key Employees” for short).”

In Section 2.02:

Section 2.02 is deleted and replaced with the following:

“2.02 Eligibility for Key Participants (Part B Formula)

(a)	Except as provided in Section 2.03, an employee of the Employer who satisfies all of the following requirements may participate in this Plan:

(i)	The employee does not participate in the Plan as a Key Employee,

(ii)	The employee is employed as an officer of the Employer for the previous two complete calendar years,

(iii)	The employee has annual, regular Earnings that either (A) have been equal to or greater than the compensation limits of Code Section 401(a)(17) ($255,000 in 2013) for the previous two complete calendar years or (B) based on past Earnings and/or based on other criteria determined by the Committee, the Committee anticipates that the employee will have annual, regular Earnings that should normally equal or exceed the compensation limits of Code Section 401(a)(17) for at least two complete calendar years, and

(iv)	The Committee invites the employee to participate in the Plan in accordance with Section 2.03. For clarity, if the Committee does not invite the employee to participate in the Plan, the employee will not be eligible to participate in the Plan even if the employee satisfies the requirements of (i) through (iii) above.

(b)	An employee who satisfies the requirements of (i) through (iv) above and participates in the Plan is known as a (“Key Participant”).

(c)	Upon becoming eligible to participate, the Key Participant is required to complete and execute a Joinder Agreement in a form satisfactory to the Committee. Such Joinder Agreement is required to be completed no later than January 30 following the calendar year in which the Key Participant first accrues a benefit under this Plan. If the Key Participant fails to timely complete the Joinder Agreement, the Key Participant is prohibited from accruing a benefit under this Plan until the first day of the calendar year after the completion of the Joinder Agreement.”

In Section 2.04:

The heading “Definition of Earnings” is replaced with “Definition of Earnings (and Related Definitions)” and a new paragraph is added to the end of such section:

“Impact of Pension Plan Freeze. Effective at midnight on December 31, 2013 (i.e., immediately prior to January 1, 2014), the Pension Plan will no longer recognize future Earnings for purposes of benefit accruals. Similarly, the Pension Plan will freeze each participant’s Average Earnings and Anticipated Social Security Benefit as of December 31, 2013. However, for purposes of computing a benefit under this Plan, the Part A Formula will count all Earnings that a Participant receives on or after January 1, 2014 as if the Pension Plan were not frozen and will determine a Participant’s Average Earnings and Anticipated Social Security Benefit as if the Pension Plan were not frozen (see Section 5.01).”

4.

Article Four is amended as follows:

In Section 4.01, a new paragraph is added to the end of such section:

“Impact of Pension Plan Freeze. As a result of the Pension Plan Freeze, effective on December 31, 2013, all Key Employees and all Key Participants ceased to accrue benefits under the Pension Plan (if their Accrued Benefits under the Pension Plan were not previously frozen).”

In Section 4.02, a new paragraph is added to the end of such section:

“Impact of Pension Plan Freeze. As a result of the Pension Plan Freeze, effective on December 31, 2013, Credited Service under the Pension Plan is frozen for all Key Employees and all Key Participants (if not frozen earlier pursuant to the terms of the Pension Plan). Nevertheless, for clarity, as noted in the preceding paragraph, a Key Employee’s or Key Participant’s Credited Service under this Plan is NOT frozen. See Section 13.03 for a definition of Credited Service.”

5.

The Article entitled “PART A FORMULA (Article 5 and Article 6)” is amended as follows:

Two new paragraphs are added to the end of such article:

“Impact of Pension Plan Freeze. As a result of the Pension Plan Freeze, effective January 1, 2014, all NR70 Key Employees will cease to accrue future benefits in this Plan under the Part A Formula. Instead, effective January 1, 2014, the NR70 Key Employee will have a benefit under this Plan equal to the greater of (i) the NR70 Key Employee’s benefit computed under the Part A Formula as of December 31, 2013 or (ii) the NR70 Key Employee’s benefit computed under the Part B Formula reflecting Credited Service and Earnings both before and after January 1, 2014.

Following the Pension Plan Freeze, all R70 Key Employees will continue to accrue a benefit under this Plan under the Part A Formula; however, the benefit payable to a R70 Key Employee from the Pension Plan that is subtracted under the Part A Formula will be determined as if the Pension Plan were not frozen so that the calculation of Supplemental Retirement Income for a R70 Key Employee will be unchanged following the Pension Plan freeze.”

6.

Article Five is amended as follows:

In Section 5.01, a new paragraph (c) is added to the end of such section:

“(c)	Impact of Pension Plan Freeze. As a result of the Pension Plan Freeze, effective on December 31, 2013, Credited Service under the Pension Plan and Earnings under the Pension Plan are frozen for all Key Employees described in this Section 5.01. (i.e., R70 Key Employees). Nevertheless, each R70 Key Employee described in this Section 5.01 shall have his or her benefit under this Plan computed as if the Pension Plan was not frozen. For clarity, the benefit from the Pension Plan described in Section 5.01(b)(2) is equal to the Normal or Delayed Retirement Income which the R70 Key Employee would have been entitled to receive under the Pension Plan if the Pension Plan had not been frozen (rather than the Normal or Delayed Retirement Income which the R70 Key Employee is actually entitled to receive under the Pension Plan). Accordingly, the Supplemental Retirement Income for such R70 Key Employee is determined by assuming the Pension Plan was not frozen, so that the Supplemental Retirement Income payable under Section 5.01 will be unchanged following the Pension Plan Freeze.”

In Section 5.02, new paragraphs (c) and (d) are added to the end of such section:

“(c)

Impact of Pension Plan Freeze. As a result of the Pension Plan Freeze, effective on December 31, 2013, a Key Employee described in this Section 5.02 (i.e., a NR70 Key Employee) will cease to earn additional benefits under the Part A Formula described in this Section 5.02. Beginning January 1, 2014, the NR70 Key Employee will have his or her benefit under the Plan determined using the Part B Formula. In computing such Part B Formula, all of the NR70 Key Employee’s Earnings, Credited Service and other applicable elements shall be counted (both before and after January 1, 2014). For clarity, the offset described under Section 5.02(b)(3) will not apply under the Part B Formula. Nevertheless, a NR70 Key Employee’s benefit under this Plan (payable on the NR70 Key Employee’s Normal Retirement Date in the form of a Single Life Annuity)

will not be less than the NR70 Key Employee’s benefit computed under this Section 5.02 as of December 31, 2013 (payable on the NR70 Key Employee’s Normal Retirement Date in the form of a Single Life Annuity). This benefit calculated as of December 31, 2013, under the Part A Formula is referred to as the “NR70 Key Employee’s Minimum Benefit.”

(d)	Calculation of a NR70 Key Employee’s Minimum Benefit. A NR70 Key Employee’s Minimum Benefit is calculated based on Credited Service and Earnings through December 31, 2013. The calculation of the NR70 Key Employee’s Minimum Benefit under Section 5.02(b)(1) will be determined in the same way as the Frozen Accrued Benefit which he would be entitled to receive under the Pension Plan as of December 31, 2013, payable at his Normal Retirement Date, assuming the benefit limitations of Code Sections 401(a)(17) and 415 as reflected in the Pension Plan were not in effect and if the definition of Earnings under this Plan were used to compute the Key Employee’s Frozen Accrued Benefit under the Pension Plan. For clarity, if the NR70 Key Employee has not yet attained his Early Retirement Date as of December 31, 2013, then the Frozen Accrued Benefit would be calculated under Section 4.05 (Termination of Employment) of the Pension Plan which is applicable to deferred vested participants.

The calculation of the NR70 Key Employee’s Minimum Benefit under Section 5.02(b)(2) equals his actual Frozen Accrued Benefit in the Pension Plan, which is determined as of December 31, 2013.

The calculation of the NR70 Key Employee’s Minimum Benefit under Section 5.02(b)(3) reflects 3.8% of the NR70 Key Employee’s Earnings through 2013 only, with Earnings defined in the Pension Plan and not in this Plan. However, the hypothetical account balance will reflect interest at 6% through the Key Employee’s Normal Retirement Date, even though hypothetical employer contributions are not reflected after 2013. In addition, the hypothetical account balance shall be converted to a single life annuity using the Applicable Mortality Table and Applicable Interest Rate as defined in Section 2.03 of the Pension Plan as of December 31, 2013.”

7.

Article Six is amended as follows:

In Section 6.01, a new paragraph (c) is added to the end of such section:

“(c)	Impact of Pension Plan Freeze. The impact of the Pension Plan Freeze on the calculation of the Supplemental Retirement Income which is described in Sections 5.01 and 5.02 also applies to the calculation of the Supplemental Retirement Income in this Section 6.01. For clarity, the calculation of a NR70 Key Employee’s Minimum Benefit will be determined based on whether or not he or she has attained his or her Early Retirement Date, Normal Retirement Date, or Delayed Retirement Date as of December 31, 2013.”

In Section 6.02, a new paragraph (c) is added to the end of such section:

“(c)	Impact of Pension Plan Freeze. The impact of the Pension Plan Freeze on the calculation of the Supplemental Retirement Income which is described in Sections 5.01 and 5.02 also applies to the calculation of the Supplemental Retirement Income in this Section 6.02.”

8.

The Article entitled “PART B FORMULA (Article 7 and Article 8)” is amended as follows:

A new paragraph is added to the end of such section:

“Impact of Pension Plan Freeze. As a result of the Pension Plan Freeze, effective on December 31, 2013, a NR70 Key Employee described in Section 5.02 will cease to earn additional benefits under the Part A Formula described in Section 5.02. Beginning January 1, 2014, the NR70 Key Employee will have his or her benefit under the Plan determined using the Part B Formula. In computing such Part B Formula, all of the NR70 Key Employee’s Earnings, Credited Service and other applicable elements shall be counted (both before and after January 1, 2014). Nevertheless, the NR70 Key Employee’s benefit under this Plan will not be less than the NR70 Key Employee’s Minimum Benefit (see Section 5.02(c) for more specific guidance). For clarity, a NR70 Key Employee is not entitled to duplicate benefits for the same period of employment. Thus, the NR70 Key Employee shall not be entitled to both a NR70 Key Employee’s Minimum Benefit and an Additional Retirement Income determined under Article 7.”

9.

Article Seven is amended as follows:

In Section 7.01, a new paragraph is added to the end of section 7.01(a)(2)(B):

“Impact of Pension Plan Freeze. In other portions of this Plan, a benefit is computed by ignoring the freeze of Credited Service, Earnings, Average Earnings and the Anticipated Social Security Benefit described under the Pension Plan. For clarity, it is pointed out that this Section 7.01(a)(2)(B) is computed using the Key Participant’s or the NR70 Key Employee’s actual frozen benefit payable from the Pension Plan – not a hypothetical benefit. In other words, the Pension Plan Freeze does not change this provision. As a result of the Pension Plan Freeze on December 31, 2013, the offset described in this Section 7.01(a)(2)(B) is also frozen as of December 31, 2013.”

For clarity (and not as an amendment), the paragraph beginning “If the monthly amount in subparagraph (B) ….” is not deleted and continues in the Plan immediately following Section 7.01(a)(2)(B), as amended.

A new paragraph is added to the end of section 7.01(b)(2)(B):

“Impact of Pension Plan Freeze. The provisions of Section 7.01(a)(2)(B) are also applicable here. In short, the Pension Plan Freeze does not change this provision. As a result of the Pension Plan Freeze on December 31, 2013, the offset described in this Section 7.01(b)(2)(B) is also frozen as of December 31, 2013.”

For clarity (and not as an amendment), the paragraph beginning “If the monthly amount in subparagraph (B) ….” is not deleted and continues in the Plan immediately following Section 7.01(b)(2)(B), as amended.

A new paragraph is added to the end of section 7.01(c)(1):

“Impact of Pension Plan Freeze. As noted, as a result of the Pension Plan Freeze, Anticipated Social Security Benefits are frozen in the Pension Plan as of December 31, 2013. However, for purposes of computing a benefit under this Plan, Anticipated Social Security Benefits are not frozen.”

A new paragraph is added to the end of section 7.01(c)(2):

“Impact of Pension Plan Freeze. As noted, as a result of the Pension Plan Freeze, Average Earnings are frozen in the Pension Plan as of December 31, 2013. However, for purposes of computing a benefit under this Plan, Average Earnings are not frozen.”

A new phrase, “(and for NR70 Key Employees in determining their benefit under the Part B Formula)” is added to section 7.01(c)(4) after the words “For Key Participants” in the first sentence.

A new paragraph (d) is added to the end of section 7.01:

“(d)	Impact of Pension Plan Freeze. As a result of the Pension Plan Freeze, effective on December 31, 2013, a NR70 Key Employee described in Section 5.02 will cease to earn additional benefits under the Part A Formula described in Section 5.02. Beginning January 1, 2014, the NR70 Key Employee will have his or her benefit under the Plan determined using the Part B Formula. In computing such Part B Formula, all of the NR70 Key Employee’s Earnings and Credited Service shall be counted (both before and after January 1, 2014). Accordingly, effective January 1, 2014, the Part B Formula applies to a NR70 Key Employee in the same manner as the Part B Formula applies to a Key Participant. For completeness, it is again noted that the NR70 Key Employee’s benefit under this Plan as of his Normal Retirement Date will not be less than the NR70 Key Employee’s Minimum Benefit computed as of December 31, 2013 under Section 5.02 (see Section 5.02(c) for more specific guidance).”

In Section 7.02, a new paragraph (c) is added to the end of section 7.02:

“(c)	Impact of Pension Plan Freeze. As a result of the Pension Plan Freeze, beginning January 1, 2014, the NR70 Key Employee will have his or her benefit under the Plan determined using the Part B Formula in the same manner as the Part B Formula applies to a Key Participant. The benefit payable under the Plan for a NR70 Key Employee as of his Normal Retirement Date cannot be less than the NR70 Key Employee’s Minimum Benefit computed as of December 31, 2013 under Section 5.02 (see Section 5.02(c) for more specific guidance). For clarity, the Additional Retirement Income computed under Section 7.02(b)(2) uses the actuarial assumptions and methods that were applicable for making such determination in the Pension Plan prior to the Pension Plan Freeze.”

10.

Article Eight is amended as follows:

In Section 8.01, a new paragraph (c) is added to the end of section 8.01:

“(c)	Impact of Pension Plan Freeze. As a result of the Pension Plan Freeze, beginning January 1, 2014, the NR70 Key Employee will have his or her benefit under the Plan determined using the Part B Formula in the same manner as the Part B Formula applies to a Key Participant. The benefit payable under the Plan for a NR70 Key Employee as of his Normal Retirement Date cannot be less than the NR70 Key Employee’s Minimum Benefit computed as of December 31, 2013 under Section 5.02 (see Section 5.02(c) for more specific guidance).”

In Section 8.02, a new paragraph (c) is added to the end of section 8.02:

“(c)	Impact of Pension Plan Freeze. As a result of the Pension Plan Freeze, beginning January 1, 2014, the NR70 Key Employee will have his or her benefit under the Plan determined using the Part B Formula in the same manner as the Part B Formula applies to a Key Participant. The benefit payable under the Plan for a NR70 Key Employee as of his Normal Retirement Date cannot be less than the NR70 Key Employee’s Minimum Benefit computed as of December 31, 2013 under Section 5.02 (see Section 5.02(c) for more specific guidance).”

11.

Article Nine is amended as follows:

In Section 9.01, a new paragraph (e) is added to the end of section 9.01:

“(e)	Impact of Pension Plan Freeze. A NR70 Key Employee’s benefit is also subject to this Section 9.01. For example, if a NR70 Key Employee’s benefit is determined under Section 5.02 (i.e., the NR70 Key Employee’s Minimum Benefit under Section 5.02 is greater than the benefit determined under the Part B Formula), then Section 9.01(a) shall apply to the NR70 Key Employee. If a NR70 Key Employee’s benefit is determined under Article 7 (i.e., the benefit determined under the Part B Formula is greater than the NR70 Key Employee’s Minimum Benefit under Section 5.02), then Section 9.01(b) shall apply to the NR70 Key Employee.”

12.

Article Thirteen is amended as follows:

In Section 13.03, a new paragraph is added to the end of section 13.03(a):

“Impact of Pension Plan Freeze. Section 13.03(a) provides that all Key Employees and all Key Participants continue to earn Credited Service under this Plan even if Credited Service under the Pension Plan is frozen for some Key Employees and for Key Participants. This provision continues in effect and is not changed by the Pension Plan Freeze. Thus, all Key Employees and all Key Participants shall continue to earn Credited Service under this Plan even though Credited Service is frozen for all Participants in the Pension Plan on December 31, 2013.”

* * * * * * * * *

Except as amended herein, the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, the Pension and Benefits Committee has caused this Amendment to the Plan to be executed on the date shown below, but effective as of the date indicated above.

PENSION AND BENEFITS COMMITTEE

By:
	Name	Frank M. Howard
	Title	Chairman of Committee

Date:	Dec. 7 2012

Attest:

By: